UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2026

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       At the 2026 Annual Meeting of Stockholders of FuelCell Energy, Inc. (the “Company”) on April 2, 2026 (the “Annual Meeting”), the Company’s stockholders approved (i) the amendment and restatement of the FuelCell Energy, Inc. Fifth Amended and Restated 2018 Omnibus Incentive Plan (as so amended and restated, the “Sixth Amended and Restated Incentive Plan”), and (ii) the amendment and restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan, as amended and restated (as so amended and restated, the “Amended and Restated ESPP”), both of which had previously been approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval. Additional information regarding the results of the Annual Meeting is set forth below under Item 5.07 of this Current Report on Form 8-K.

Amendment and Restatement of the FuelCell Energy, Inc. Fifth Amended and Restated 2018 Omnibus Incentive Plan

The purpose of the amendment and restatement of the Fifth Amended and Restated 2018 Omnibus Incentive Plan was to authorize the Company to issue up to 3,000,000 additional shares of the Company’s common stock pursuant to awards under the Sixth Amended and Restated Incentive Plan.

Following the approval of the amendment and restatement (and therefore the Sixth Amended and Restated Incentive Plan) by the Company’s stockholders at the Annual Meeting, the Sixth Amended and Restated Incentive Plan provides the Company with the authority to issue a total of 5,194,444 shares of the Company’s common stock. The Sixth Amended and Restated Incentive Plan authorizes grants of stock options, stock appreciation rights, restricted stock, restricted stock units, shares, performance shares, performance units, incentive awards and dividend equivalent units to officers, other employees, directors, consultants and advisors. Up to 61,111 shares of the Company’s common stock may be issued pursuant to the exercise of incentive stock options. The Board or the administrator of the Sixth Amended and Restated Incentive Plan may terminate the Sixth Amended and Restated Incentive Plan at any time. No award may be granted under the Sixth Amended and Restated Incentive Plan after the tenth anniversary of the approval of the Sixth Amended and Restated Incentive Plan by stockholders at the Annual Meeting.

The Sixth Amended and Restated Incentive Plan is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on February 18, 2026. A copy of the Sixth Amended and Restated Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Sixth Amended and Restated Incentive Plan set forth above is qualified in its entirety by reference to such materials.

Amendment and Restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan, as amended and restated

The purpose of the amendment and restatement of the 2018 Employee Stock Purchase Plan, as amended and restated, was to authorize the Company to issue up to 300,000 additional shares of the Company’s common stock under the Amended and Restated ESPP.

Following the approval of the amendment and restatement (and therefore the Amended and Restated ESPP) by the Company’s stockholders at the Annual Meeting, the Amended and Restated ESPP provides the Company with the authority to issue a total of 300,078 shares of the Company’s common stock.

The Amended and Restated ESPP limits the number of shares of the Company’s common stock that any individual participant may purchase during an offering period to 1,000 shares.

The Amended and Restated ESPP, which is intended to satisfy the requirements of Section 423 of the Internal Revenue Code of 1986, as amended, allows the Company to provide eligible employees of the Company and of certain designated subsidiaries with the opportunity to voluntarily participate in the Amended and Restated ESPP, enabling such participants to purchase shares of the Company’s common stock at a discount to market price at the time of such purchase. The Board may, in its sole discretion, terminate the Amended and Restated ESPP at any time. If the Board does not earlier terminate the Amended and Restated ESPP, the Amended and Restated ESPP will terminate on the date on which all shares of common stock available for issuance have been sold pursuant to purchase rights exercised under the Amended and Restated ESPP.

The Amended and Restated ESPP is described in detail in the Company’s definitive proxy statement filed with the SEC on February 18, 2026. A copy of the Amended and Restated ESPP is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Amended and Restated ESPP set forth above is qualified in its entirety by reference to such materials.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting on April 2, 2026, five proposals were submitted to a vote of the holders of shares of common stock of the Company. The voting results with respect to those five proposals were as follows:

(1)	Election of eight directors to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

NAME OF DIRECTOR	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
James H. England	13,483,683	3,604,594	73,140	9,758,552
Jason Few	16,379,036	711,069	71,312	9,758,552
Matthew F. Hilzinger	16,414,355	675,930	71,132	9,758,552
Natica von Althann	16,380,542	706,392	74,483	9,758,552
Cynthia Hansen	16,425,658	663,963	71,796	9,758,552
Donna Sims Wilson	13,534,641	3,566,159	60,617	9,758,552
Betsy Bingham	16,405,646	697,804	57,967	9,758,552
Tyrone Michael Jordan	16,343,615	771,774	46,028	9,758,552

Accordingly, each of James H. England, Jason Few, Matthew F. Hilzinger, Natica von Althann, Cynthia Hansen, Donna Sims Wilson, Betsy Bingham, and Tyrone Michael Jordan have been re-elected as directors.

(2)	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as set forth in the “Executive Compensation” section of the proxy statement.

VOTES FOR: 13,087,564

VOTES AGAINST: 3,941,931

ABSTENTIONS: 131,922

BROKER NON-VOTES: 9,758,552

Accordingly, the compensation of the Company’s named executive officers as set forth in the “Executive Compensation” section of the proxy statement has been approved by the stockholders.

(3)	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026.

VOTES FOR: 22,592,473

VOTES AGAINST: 4,186,613

ABSTENTIONS: 140,883

BROKER NON-VOTES: 0

Accordingly, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026 has been ratified.

(4)	Approval of the amendment and restatement of the FuelCell Energy, Inc. Fifth Amended and Restated 2018 Omnibus Incentive Plan.

VOTES FOR: 13,348,214

VOTES AGAINST: 3,743,025

ABSTENTIONS: 70,178

BROKER NON-VOTES: 9,758,552

Accordingly, the amendment and restatement of the FuelCell Energy, Inc. Fifth Amended and Restated 2018 Omnibus Incentive Plan has been approved by the stockholders.

(5)	Approval of the amendment and restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan, as amended and restated.

VOTES FOR: 16,357,722

VOTES AGAINST: 759,892

ABSTENTIONS: 43,803

BROKER NON-VOTES: 9,758,552

Accordingly, the amendment and restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan, as amended and restated, has been approved by the stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Description
10.1	FuelCell Energy, Inc. Sixth Amended and Restated 2018 Omnibus Incentive Plan, effective as of April 2, 2026.
10.2	FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan, as Amended and Restated Effective as of April 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: April 6, 2026	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President, Chief Financial Officer, and Treasurer